Net Loss per Common Share (Tables)	12 Months Ended
Mar. 31, 2021
Schedule of basic and diluted per share of common stock
The computations of the numerator to derive the basic and diluted earnings per share amounts presented on the face of the accompanying consolidated statements of operations are as follows (in thousands):

	Years Ended March 31,
	2021	2020
Loss from continuing operations, net of tax	$(900,233)	$(568,110)
Net loss from continuing operations, net of tax, attributable to noncontrolling interest	(90,999)	(48,716)

Loss from continuing operations, net of tax, attributable to Roivant Sciences Ltd.	(809,234)	(519,394)
Deemed dividend on repurchase of redeemable noncontrolling interest relating to subsidiary convertible and redeemable preferred stock (1)	—	(77,777)

Basic and diluted loss from continuing operations, net of tax, attributable to Roivant Sciences Ltd.	$(809,234)	$(597,171)

Income from discontinued operations, net of tax	$—	$1,578,426
Net loss from discontinued operations, net of tax, attributable to noncontrolling interest	—	(141,477)

Net income from discontinued operations, net of tax, attributable to Roivant Sciences Ltd.	$—	$1,719,903

Basic and diluted income from discontinued operations, net of tax	$—	$1,719,903

Basic and diluted net (loss) income attributable to Roivant Sciences	$(809,234)	$1,122,732

(1)
Consideration paid in excess of carrying value for the repurchase of redeemable noncontrolling interest relating to subsidiary convertible and redeemable preferred stock of $77.8 million is considered a deemed dividend and, for purposes of calculating net loss per share, increases the loss from continuing operations, net of tax, attributable to Roivant Sciences Ltd. for the year ended March 31, 2020. See Note 10, “Shareholders’ Equity and Redeemable Noncontrolling Interest.”